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                                                                  Exhibit 10.11

                                       WARRANT


    NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.


No. W-008                                       Warrant to Purchase Shares of
                                                     Common Stock (subject
                                                       to adjustment)


                           WARRANT TO PURCHASE COMMON STOCK

                                          OF

                                    TRACK 'N TRAIL

                             VOID AFTER OCTOBER 25, 2001


    This certifies that, for value received, LADENBURG THALMANN & CO. INC., or registered assigns (the "Holder") is entitled, subject to the terms set forth below, to purchase from TRACK 'N TRAIL, a California corporation (the "Company"), the number of shares of Common Stock of the Company equal to 1.5% of the issued and outstanding Common Stock of the Company on a fully diluted basis (without giving effect to this Warrant and Warrants No. W-001 through and including W-007 issued by the Company in connection with the acquisition of Overland Management Corporation) as determined immediately prior to the earlier to occur of (i) the closing of the sale and issuance of shares of Common Stock of the Company or any entity owning 100% of the issued and outstanding Common Stock of the Company in a firm commitment underwritten initial public offering pursuant to an effective registration statement under the Securities Act (as hereinafter defined) (the "IPO"), or (ii) the closing of a Change of Control (hereinafter defined) event or transaction. (Hereinafter, (i) said Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to individually as a "Warrant Share" and collectively as the "Warrant Shares," (iii) the aggregate purchase price payable for the Warrant Shares hereunder is referred to as the "Aggregate Exercise Price," (iv) the price


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payable for each of the Warrant Shares hereunder is referred to as the "Per
Share Exercise Price," (v) this Warrant, all similar Warrants issued on the date hereof and all Warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the "Warrants" and (vi) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants or Warrant Shares issued upon the exercise of any Warrant are referred to as the "Holders"). The Aggregate Exercise Price is not subject to adjustment. The Per Share Exercise Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Exercise Price by the Per Share Exercise Price in effect immediately after such adjustment.

    Nothing herein shall be construed as creating any obligation of the Company to effect or consummate an IPO or any other transaction involving an offering of shares of its capital stock.

    1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, the purchase right represented by this Warrant shall terminate at 5:00 P.M., Pacific Standard Time, on the fifth anniversary of the closing of the IPO and may be exercised commencing on the earlier to occur of (a) the first anniversary of the closing of the IPO or (b) the closing of a Change in Control event or transaction.

    2. EXERCISE PRICE. The Exercise Price at which this Warrant may be exercised shall be (a) 120% of the initial offering price to the public in the IPO per share of Common Stock or (b) in the event this Warrant is exercised pursuant to Section 3(b)(ii), the par value of the Common Stock purchasable hereunder.

    3.   EXERCISE OF WARRANT.

         (a)  Following an IPO,

              (i) the Holder may exercise this Warrant, in whole or in part, as follows:

                   (A) By presentation and surrender of this Warrant to the Company at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder or the address of the Holder appearing on the books of the Company), with the Notice of Subscription annexed hereto (or a reasonable facsimile thereof) duly executed and accompanied by payment of the Per Share Exercise Price for each Warrant Share to be purchased. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company; or

                   (B) By presentation and surrender of this Warrant to the Company at the address set forth above, with a Cashless Exercise Form annexed hereto (or a reasonable facsimile thereof) duly executed (a "Cashless Exercise"). Such presentation and surrender shall be deemed a waiver of the Holder's obligation to pay all or any portion of the Aggregate Exercise Price. In the event of a Cashless Exercise, the Holder shall exchange this Warrant for that number determined by multiplying the number of Warrant Shares being exercised by a fraction, the numerator of which shall be the difference between


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the then current market price per share of the Common Stock and the Per Share
Exercise Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this
Section 3(a)(i)(B), the then current market price per share of Common Stock at any date shall be deemed to be the average for the thirty (30) consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the closing prices as reported by the Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or if not then publicly traded, the fair market price of the Common Stock as determined by the Board of Directors of the Company.

              (ii) If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock (not less than 1,000 in number), and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Exercise Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (i) issue a certificate or certificates, in such denominations as are requested for delivery by the Holder, in the name of the Holder for the largest number of whole shares of Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercisable in part, pursuant to the provisions of this Warrant. The Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

         (b) FOLLOWING A CHANGE IN CONTROL. Upon a Change of Control, this Warrant shall be exercised by the surrender of this Warrant and the Notice of Subscription annexed hereto duly completed and executed on behalf of the Holder and accompanied by the Per Share Exercise Price for each Warrant Share to be purchased, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash or by check acceptable to the Company. For purposes of this Section, "Change of Control" shall mean the occurrence of any of the following events: (i) the consummation of a merger, consolidation or other reorganization of the Company (other than a reincorporation of the Company or reorganization of the Company into a holding company structure), if after giving effect to such merger, consolidation or other reorganization of the Company, the shareholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority in interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; (ii) a transaction involving the sale of outstanding shares of capital stock of the Company to


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a third party if after giving effect to such transaction, the shareholders of the Company immediately prior to such transaction do not represent a majority in interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the Company; (iii) the sale of all or substantially all of the assets of the Company to a third party; or (iv) the commencement of a proceeding for the voluntary liquidation or dissolution of the Company pursuant to applicable law.

         (c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense will also execute and shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

    4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the excess of the prevailing market price over the Per Warrant Exercise Price multiplied by such fraction.

    5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new Warrant of like tenor and amount.

    6. RIGHTS OF SHAREHOLDERS. This Warrant shall not entitle its Holder to any of the rights of a shareholder of the Company.

    7.   TRANSFER OF WARRANT.

         (a) WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) WARRANT AGENT. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in

Section 7(a) above, issuing the Common Stock then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

         (c) RESTRICTIONS ON TRANSFER. Holder understands that this Warrant and the Warrant Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering this Warrant or the Warrant Shares or an available exemption from registration under the Securities Act, this Warrant and the Warrant Shares must be held indefinitely. This Warrant may not be sold, transferred, assigned or hypothecated by the Holder (i) except in compliance with the provisions of the Securities Act, and
(ii) until the first anniversary of the closing of the IPO except for purposes of this clause (ii), (A) to any successor firm or corporation of Ladenburg Thalmann & Co. Inc., (B) to any of the officers of Ladenburg Thalmann & Co. Inc. or of any such successor firm or (C) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution, and is so transferable only upon the books of the Company which it shall cause to be maintained for the purpose; provided, however, that prior to a transfer pursuant to clause (ii)(B) above, the transferee shall provide the Company with a letter signed by such transferee containing the representations and warranties set forth in Section 9 hereof. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of this Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the Holder thereof shall be identical to those of the Holder.

    8. RESERVATION OF COMMON STOCK. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its articles of incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all Warrant Shares that may be issued upon exercise of this Warrant and payment of the Per Share Exercise Price, all as set forth herein, will be duly paid and nonassessable, free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

    9. REPRESENTATIONS AND WARRANTIES AS TO INVESTMENT. Holder represents and warrants to the Company that:

         (a) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant and the Shares are being acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to this Warrant or the Shares.

         (b) INVESTMENT EXPERIENCE. Holder is experienced in evaluating and investing in securities similar to this Warrant and the Shares and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in this Warrant and the Shares.

         (c) ACCREDITED INVESTOR. Holder is an Accredited Investor as defined in Rule 501 of Regulation D under the Securities Act.

         (d) PREEXISTING RELATIONSHIP. Holder has a preexisting personal or business relationship with the Company or one or more of its officers, directors, or control persons or by reason of its business and financial experience, Holder is capable of evaluating the risks and merits of an investment in this Warrant and the Shares and of protecting Holder's own interests in connection with an investment in this Warrant and the Shares.

    10. PURCHASE OF WARRANT. In the event the Company does not effect an IPO or a Change of Control event or transaction has not occurred prior to October 25, 2001, the Company shall pay Holder cash in an amount equal to the then appraised fair market value of 1.5% of the issued and outstanding Common Stock of the Company on October 25, 2001. The appraisal shall be effected by a reputable nationally-recognized appraiser or investment banking firm mutually selected by the Company and the Holder. If the Company and the Holder are unable to agree upon an appraiser or investment banking firm within thirty (30) days, such firm shall be selected in accordance with the rules and procedures of the American Arbitration Association in San Francisco, California. The Company and the Holder shall each pay one-half of the cost of such appraisal.

    11.  NOTICES.

         (a) Whenever the Per Share Exercise Price or number or type of shares purchasable hereunder shall be adjusted pursuant to Section 13 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and type of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Per Share Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property (or the cash equivalency thereof) that at the time would be received upon the exercise of this Warrant.

         (b)  After the IPO, in case:


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              (i)    the Company shall take a record of the holders of its
Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

              (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

              (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the date therein specified.

         (c) Any notice or demand desired or required to be given hereunder shall be in writing and deemed given when personally delivered, sent by telecopier, overnight courier or deposited in the mail, postage prepaid, sent certified or registered, return receipt requested, and addressed as set forth below or to such other address as any party shall have previously designated by such a notice. Any notice so delivered personally or by telecopy shall be deemed to be received on the date of delivery or transmission by telecopier; any notice so sent by overnight courier shall be deemed to be received one (1) business day after the date sent; and any notice so mailed shall be deemed to be received on the date shown on the receipt. Rejection or other refusal to accept or inability to deliver because of a change of address of which no notice was given shall be deemed to be receipt of the notice.

    If to the Company:

         Track 'n Trail
         4961-A Windplay Drive
         El Dorado Hills, CA  95763
         Attention:  Mr. David L. Suechting, Jr.
         Telecopier:  (916) 933-4521

    If to Holder:

         Ladenburg Thalmann & Co. Inc.
         590 Madison Avenue, 35th Floor
         New York, NY  10022
         Telecopier:  (212) 409-2172

    12.  AMENDMENTS.

         (a) This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

    13. ADJUSTMENTS. The Per Share Exercise Price and the number and type of shares purchasable hereunder are subject to adjustment from time to time after the IPO as follows:

         13.1 MERGER, SALE OF ASSETS, ETC. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), including without limitation a reorganization of the Company into a holding company structure, (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 13. The foregoing provisions of this
Section 13.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the cash equivalency of such consideration shall be determined in good faith by the Company's Board of Directors and the holder hereof shall accept such cash equivalency in exchange for such share consideration. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         13.2 RECLASSIFICATION, ETC. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Per Share Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 13.

         13.3 SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Per Share Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination, and the number of shares purchasable hereunder shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

         13.4 ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than an Excluded Dividend (as defined below)) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash dividends or cash distributions paid out of net profits legally available therefor (such excluded cash dividend or distribution being referred to as an "Excluded Dividend")) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this
Section 13.

         13.5 NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 13 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

    14.  REGISTRATION RIGHTS.

         14.1 CERTAIN DEFINITIONS. As used in this Warrant, the following terms shall have the meanings set forth below:

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Other Shareholders" shall mean persons other than Shareholders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

         "Registrable Securities" shall mean the Warrant Shares; PROVIDED, HOWEVER, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public pursuant to Rule 144.

         The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to Section 14 of this Warrant, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, listing fees and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of counsel for the Shareholders (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

         "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Shareholder (other than the fees and disbursements of counsel included in Registration Expenses).

         "Shareholder" shall mean any person who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Section 14 have been transferred.

         14.2 REGISTRATION.

         (a) COMPANY REGISTRATION. If, after consummation of the IPO, the Company shall determine to register any of its securities under the Securities Act either for its own account or the account of a security holder or holders exercising registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

              (i)    promptly give to each Shareholder written notice thereof;
and

              (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 14.3(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Shareholder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Shareholder's Registrable Securities.


         14.3 UNDERWRITING.

         (a)  If the registration of which the Company gives notice under
Section 14.2 is for a registered public offering involving an underwriting, the Company shall so advise the Shareholders as a part of the written notice given pursuant to Section 14.2(a)(i). In such event, the right of any Shareholder to registration pursuant to Section 14 shall be conditioned upon such Shareholder's participation in such underwriting and the inclusion of such Shareholder's Registrable Securities in the underwriting to the extent provided herein. All Shareholders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

         (b) Notwithstanding any other provision of this Section 14, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Company's shareholders (including the Shareholders). The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 14.9. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         (c) If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 14.10. Any Registrable Securities not included in the underwriting shall retain the right to be included in subsequent registrations on the terms and conditions set forth herein.

         14.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 14.2 hereof shall be borne by the Company. All Selling Expenses relating to securities so registered hereof shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

         14.5 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to Section 14.2, the Company will keep each Shareholder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

         (a) Keep such registration effective for a period of ninety (90) days, until the Shareholder or Shareholders have completed the distribution described in the registration statement relating thereto, or until the securities included in such registration can be sold pursuant to Rule 144 over a period of three (3) months or less, whichever first occurs; PROVIDED, HOWEVER, such ninety day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of the Company or an underwriter pursuant to Section
14.8 hereof;

         (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

         (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Shareholder from time to time may reasonably request;

         (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

         (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

         (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         14.6 INDEMNIFICATION.

         (a) The Company will indemnify each Shareholder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Shareholder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 14, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Shareholder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Shareholder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Shareholder or underwriter and stated to be specifically for use therein. It is agreed that the obligations of the Company contained in this Section 14.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

         (b) Each Shareholder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, each other such Shareholder and Other Shareholder, and each of their officers, directors, and partners, and each person controlling such Shareholder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Shareholders, Other Shareholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Shareholder and stated to be specifically for use therein PROVIDED, HOWEVER, that the obligations of such Shareholder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Shareholder (which consent shall not be unreasonably withheld).

         (c) Each party entitled to indemnification under this Section 14.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 14, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

         (d) If the indemnification provided for in this Section 14.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         14.7 INFORMATION BY SHAREHOLDER. Each Shareholder of Registrable Securities shall furnish to the Company such information regarding such Shareholder and the distribution proposed by such Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 14.

         14.8 "MARKET STAND-OFF" AGREEMENT. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company in connection with a registration pursuant to this Section 14, a Shareholder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Shareholder (other than those included in the registration) during the one hundred eighty (180) day period (or such shorter period as may be required by the proviso below) following the effective date of a registration statement of the Company filed under the Securities Act (other than in connection with the IPO); PROVIDED, HOWEVER, that the Shareholder will not be subject to a lockup period that is longer than any officer, director or 1% shareholder of the Company and shall only be subject to a lockup period if all officers, directors and 1% shareholders are subject to lockup periods. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period (or shorter period, as applicable).

         14.9 ALLOCATION OF REGISTRATION OPPORTUNITIES. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Shareholders or other selling shareholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Shareholders and other selling shareholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable

Securities and Other Shares that would be held by such Shareholders and other selling shareholders, assuming conversion; PROVIDED, HOWEVER, so that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Shareholder or other selling shareholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Shareholders and other selling shareholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Shareholders and other selling shareholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Shareholders and other selling shareholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Section 14.9 in order to include shares held by shareholders with no registration rights.

         14.10 TERMINATION OF REGISTRATION RIGHTS. The right of any Shareholder to request registration or inclusion in any registration pursuant to
Section 14.2 shall terminate five (5) years after the IPO or at such time as the Shares can be sold pursuant to Rule 144 over a period of three (3) months or less.

    15.  MISCELLANEOUS.

         15.1 GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California without reference to conflicts of law.

         15.2 SUBMISSION TO JURISDICTION; CHOICE OF FORUM. The Company and Holder each submit to the jurisdiction of any state or federal court sitting in San Francisco County, California, and New York County, New York, in any action or proceeding arising out of or related to this Warrant or the transactions contemplated herein and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any party with respect thereto.

    IN WITNESS WHEREOF, TRACK 'N TRAIL has caused this Warrant to be executed by its officers thereunto duly authorized.

    Dated as of October 25, 1996.


HOLDER:                                     COMPANY:

LADENBURG THALMANN & CO. INC.                    TRACK 'N TRAIL


By: /s/ RONALD J. KRAMER                     By:  /s/ GREGORY M. KILGORE
   -------------------------------------        --------------------------------
            Ronald J. Kramer                          Gregory M. Kilgore
  Chairman and Chief Executive Officer                      President

                                NOTICE OF SUBSCRIPTION
                                ----------------------


To:  TRACK 'N TRAIL (the "Company")

(1)  The undersigned hereby elects to purchase
     shares of Common Stock of the Company.    ---------------------------------

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                             -----------------------------------
                                             (Name)


                                             -----------------------------------
                                             (Name)

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                             -----------------------------------
                                             (Name)



-----------------------------------          -----------------------------------
(Date)                                       (Signature)

                                CASHLESS EXERCISE FORM
                                ----------------------
                       (To be executed upon exercise of Warrant
                           pursuant to Section 3(a)(i)(B))


     The undersigned hereby irrevocably elects to surrender ________ shares purchasable under this Warrant for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the within Warrant, as provided for in Section 3(a)(i)(B) of such Warrant.

     Please issue a certificate or certificates for such Common Stock in the name of, and pay cash for fractional shares to:

                                             Name:
                                                  ------------------------------

                                             (Please Print Name, Address and
                                             Social Security No.)

                                             Address:
                                                     ---------------------------

                                             Social
                                             Security Number:
                                                             -------------------

                                             Signature:
                                                       -------------------------

                                             NOTE:  The above signature should
                                             correspond exactly with the name on
                                             the first page of this Warrant or
                                             with the name of the assignee
                                             appearing in the assignment form
                                             below.

                                             Date:
                                                  ------------------------------

     And if said number of shares shall not be all the shares exchangeable or purchasable under the within Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.

                                      ASSIGNMENT
                                      ----------

     FOR VALUE RECEIVED, ___________________________________ hereby sells, assigns and transfers unto _________________________________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ___________________________________________, attorney, to transfer said Warrant on the books of Track 'n Trail.


Dated:                                       Signature:
      -----------------------------                    -------------------------

                                             Address:
                                                     ---------------------------

                                             -----------------------------------



                                  PARTIAL ASSIGNMENT
                                  ------------------

     FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers unto _________________________________________________ the right to purchase ______________ shares of the shares of the Common Stock of Track 'n Trail covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint
__________________________________________________________________, attorney, to transfer that part of said Warrant on the books of Track 'n Trail.


Dated:                                       Signature:
      -----------------------------                    -------------------------

                                             Address:
                                                     ---------------------------

                                             -----------------------------------